Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., President of Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 13, 2005


                                               /s/ Robert C. Doll, Jr.
                                               -----------------------
                                               Robert C. Doll, Jr.,
                                               President of
                                               Merrill Lynch International Fund
                                               of Mercury Funds, Inc. and
                                               Merrill Lynch Master
                                               International Portfolio of
                                               Mercury Master Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust and will be retained by Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 13, 2005


                                               /s/ Donald C. Burke
                                               -------------------
                                               Donald C. Burke,
                                               Chief Financial Officer of
                                               Merrill Lynch International Fund
                                               of Mercury Funds, Inc. and
                                               Merrill Lynch Master
                                               International Portfolio of
                                               Mercury Master Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust and will be retained by Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.